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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): February 11, 1998




                              FINE HOST CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                     000-28590             06-1156070
(State of other jurisdiction        (Commission File        (IRS Employer
     of incorporation)                   Number)          Identification No.)



 3 Greenwich Office Park, Greenwich, CT                       06831
 (Address of principal executive offices)                   Zip Code




    Registrant's telephone number, including area code: (203) 629-4320






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Item 4.  Changes in Registrant's Certifying Accountant

         On February 11, 1998, Fine Host Corporation (the "Company") notified Deloitte & Touche LLP ("Deloitte & Touche") that Deloitte & Touche had been dismissed as the Company's independent auditors and that the Company had engaged Price Waterhouse LLP ("Price Waterhouse") as its independent auditors for the fiscal year ended December 26, 1997. These actions were recommended by the Special Committee of the Company's Board of Directors (the "Board of Directors"). The Company announced the dismissal of Deloitte & Touche and its intention to engage Price Waterhouse in a press release, a copy of which is attached as an exhibit to this Form 8-K.

         In connection with the audit of the Company's financial statements for the fiscal years ended 1994, 1995 and 1996 (all as restated) (the "Reporting Period"), and during the subsequent interim period through February 11, 1998, there were no matters of disagreement with Deloitte & Touche on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference thereto in its report. During the Reporting Period, Deloitte & Touche's report on the Company's financial statements did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the issuance of Deloitte & Touche's audit report on the Company's restated financial statements for the Reporting Period, the Company recorded all adjustments to its financial statements deemed appropriate so that the financial statements presented fairly in all material respects the Company's financial position, results of operations, and cash flows for the years ended 1994, 1995 and 1996 and are in conformity with generally accepted accounting principles. Subsequent to discovering irregularities in certain of the Company's accounting practices, the Company has taken specific actions designed to prevent their reoccurrence. The Company has authorized Deloitte & Touche to respond fully to the inquiries of the Company's new independent auditors.

         The Company has requested Deloitte & Touche to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as an exhibit to this Form 8-K.

                                       2

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Item 7.           Financial Statements and Exhibits

(c)  Exhibits:

            The following Exhibits are filed as part of this report.

            99.1   Press Release of the Company, dated February 11, 1998

            99.2 Letter from Deloitte & Touche to the Securities and Exchange Commission, dated February 20, 1998






















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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FINE HOST CORPORATION




Dated:  February 23, 1998                  By:   /s/ Randy B. Spector
                                              -------------------------------
                                           Name:   Randy B. Spector
                                           Title:  President
                                                   Chief Operating Officer





















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                                  EXHIBIT INDEX


  Exhibit


99.1      Press Release of Fine Host Corporation, dated February 11, 1998

99.2 Letter from Deloitte & Touche to the Securities and Exchange Commission, dated February 20, 1998.